UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Prudential Financial, Inc.’s (“Prudential” or the “Company”) Current Report on Form 8-K filed on September 12, 2018, in connection with the retirement of John R. Strangfeld as Chief Executive Officer (“CEO”) of Prudential, the Board of Directors (the “Board”) has approved a long-term incentive award for Mr. Strangfeld for the 2018 performance year of $10 million, based on the November 30, 2018 grant date fair value. The award is comprised of (i) 30% performance shares, (ii) 30% performance units, (iii) 20% book value units and (iv) 20% stock options with a grant price established as of the grant date. The award will be granted under the Company’s 2016 Omnibus Incentive Plan (the “Plan”) pursuant to the and Terms and Conditions relating to awards to executive officers in 2018 under the 2016 Omnibus Incentive Plan of restricted stock units, stock options, performance shares, performance units and book value units under the 2018 Long-Term Incentive Program (the “Terms and Conditions”).

The award is equal to the target long-term incentive award established by the Board for Mr. Strangfeld for 2018 to reward performance and incent long-term value creation. In assessing the performance of Mr. Strangfeld, the Board considered a number of factors, including his nearly full year of service in 2018, his long service as a high performing CEO, his agreement to remain on the Board through a transition period ending on April 5, 2019 and his key role in ensuring a smooth leadership succession, which the Board believes will drive continued value creation.

The Plan, which permits long-term awards for less than a full year of service, was previously filed with the Securities and Exchange Commission (the “SEC”) as exhibit 10.21 to the Company’s 2017 Annual Report on Form 10-K and the Terms and Conditions were previously filed with the SEC as Exhibit 10.2 to the Company’s February 13, 2018 Current Report on Form 8-K. Performance shares, performance units, book value units and stock options are described in the Company’s Proxy Statement for its 2018 Annual Meeting, which has also been previously filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2018

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice
President and Corporate Secretary